UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2023

Upbound Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UPBD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2023, Upbound Group, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amended 2021 Long-Term Incentive Plan (the “Amended LTIP”), in which the Company’s directors, executives (including its Named Executive Officers), employees, consultants and other personnel of the Company are eligible to participate. The Amended LTIP increases the number of shares authorized under the Company’s 2021 Long-Term Incentive Plan to 9,287,000 shares.

The foregoing description of the Amended LTIP is qualified in its entirety by reference to the full text of the plan as amended, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four matters: (1) the election or re-election of the directors nominated by the Company’s board of directors, (2) the ratification of the Audit & Risk Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (3) the advisory vote on the compensation of the named executive officers of the Company for the year ended December 31, 2022 and (4) the approval of the Amended LTIP. The final voting results for each proposal are set forth below.

Proposal One: Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected or re-elected as a director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey Brown	42,854,866	443,008	43,326	8,069,709
Mitchell Fadel	42,990,046	326,669	24,485	8,069,709
Christopher Hetrick	42,456,154	841,942	43,104	8,069,709
Harold Lewis	43,017,474	280,343	43,383	8,069,709
Glenn Marino	42,617,045	678,696	45,459	8,069,709
Carol McFate	41,591,268	1,708,083	41,849	8,069,709
Jen You	42,984,300	297,225	59,675	8,069,709

Proposal Two: The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
51,124,143	166,793	119,973	0

Proposal Three: The compensation of the named executive officers of the Company for the year ended December 31, 2022 was approved, on an advisory basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
42,632,889	649,907	58,404	8,069,709

Proposal Four: The amendment to the Upbound Group, Inc. 2021 Long-Term Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
41,485,278	1,818,367	37,555	8,069,709

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Upbound Group, Inc. Amended 2021 Long Term Incentive Plan (incorporated herein by reference to Annex A of the registrant’s Proxy Statement on Schedule 14A dated as of April 25, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date: June 6, 2023	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary